Exhibit 10.2

THIRD AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

          THIS THIRD AMENDMENT TO SECOND LIEN CREDIT AGREEMENT, dated as of May 28, 2008 (this “Amendment”), is by and among BUTLER SERVICE GROUP, INC., a New Jersey corporation (“the “Borrower”), certain financial institutions party to the Credit Agreement referred to below (the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS LLC, in its capacity as agent for the Lenders (“Agent”).

BACKGROUND

          A.       Borrower, the Lenders, Agent and the other Credit Parties signatory thereto, are parties to that certain Second Lien Credit Agreement dated as of August 29, 2007 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).

          B.        The Borrower, the Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

AGREEMENT

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. AMENDMENTS. Upon the Effective Date, Section 8.1 (a) of the Credit Agreement shall be amended and restated in its entirety as follows:

(a)      Borrower (i) fails to make any payment of principal of, or interest on, or Fees owing in respect of, the Loans or any of the other Obligations within 5 Business Days of the date when due and payable, or (ii) fails to pay or reimburse Agent or Lenders for any expense reimbursable hereunder or under any other Loan Document within 10 days following Agent’s demand for such reimbursement or payment of expenses.

          SECTION 3. COOPERATION. Borrower agrees to cooperate in good faith with the Agent during the Forbearance Period (as defined below), including without limitation, by providing such information as the Agent may reasonable request in a timely manner and making officers of the Borrower available at reasonable times for discussions with the Agent and the Lenders.

          SECTION 4. AGREEMENT TO FORBEAR.

(a) For purposes of this Section 4, the following terms have the meanings set forth below:

                    (i)      “Forbearance Default” means (i) the occurrence of any Default or Event of Default under Section 8.1(g), (h), (i), (k) or (1) of the Credit Agreement, (ii) any representation made by Borrower under or in connection with this Agreement shall prove to be false in any material respect as of the date when made, (iii) the Borrower shall fail to comply with the terms of Section 3 of this Agreement, (iv) any fraud by the Borrower or any of its Subsidiaries shall be discovered by or come to the attention of the Agent, or (v) the exercise by the First Lien Agent of any rights or remedies under the First Lien Credit Agreement or any other First Lien Loan Document.

                    (ii)      “Forbearance Period” means the period beginning on the date of the occurrence of any Event of Default that may exist on the date hereof or may occur after the date hereof (in each case, other than a Forbearance Default) and prior to the Forbearance Termination Date and ending on the Forbearance Termination Date.

                    (iii)    “Forbearance Termination Date” means the earlier to occur of (i) 5:00 p.m. (Chicago time) on June 15, 2008, and (ii) the date upon which a Forbearance Default occurs.

                    (b)      Solely during the Forbearance Period, the Agent and Lenders hereby agree to forbear from exercising any of their rights and remedies against the Borrower and the Guarantors that may exist by virtue of any Event of Default under the Credit Agreement or any of the other Loan Documents solely related to the breach of Section (b) of Annex E to the Credit Agreement with respect to the Fiscal Quarter ending on or about March 31, 2008, Section (d) to Annex E to the Credit Agreement with respect to the Fiscal Year ending on or about December 31, 2007, and Sections (b) and (c) of Annex G to the Credit Agreement with respect to the Fiscal Quarter ending on or about March 31, 2008.

                    (c)      Nothing in this Agreement shall be construed as a waiver of or acquiescence to any Event of Default, which Event of Default shall continue in existence notwithstanding the agreement of the Agent and Lenders, as set forth herein, to forbear in the exercise of rights and remedies against Borrower and the Guarantors on the terms and for the period set forth herein. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any term or aspect of the Credit Agreement or the other Loan Documents; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of the Agent or Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (iv) give rise to any defenses or counterclaims to the right of the Agent or Lenders to compel payment of the Obligations or to otherwise enforce their rights and remedies under the Credit Agreement and the other Loan Documents. Except as expressly limited herein, the Agent and Lenders hereby expressly reserve all of their rights and remedies under the Loan Documents and under applicable law with respect to the Pending Event of Default. From and after the Forbearance Termination Date, the Agent and Lenders shall be entitled to enforce the Loan Documents according to the terms of the Loan Documents.

          SECTION 5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Agreement shall become effective upon the date that Borrower, Agent and the Requisite Lenders shall have executed and delivered this Agreement (the “Effective Date”).

          SECTION 6. COSTS AND EXPENSES. Borrower agrees to pay all reasonable costs and expenses of Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn LLP, special counsel to Agent, as well as other attorney costs, independent public accountants and other outside experts retained by Agent in connection with the administration of this Amendment.

          SECTION 7. REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.

                    (a)     On and after the Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement giving effect to this Agreement.

                    (b)     The Credit Agreement and the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                    (c)     Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or Agent under the Credit Agreement or the Loan Documents.

          SECTION 8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          SECTION 9. GOVERNING LAW.      THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED, IN ALL RESPECTCS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT AGENT, LENDERS AND THE BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT THE BORROWER MAY HAVE BASED UPON

LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE BORROWER’S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

          SECTION 10. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

BUTLER SERVICE GROUP, INC.

By:	/s/ Antonio Mateo

Name:	Antonio Mateo

Title:	Vice President & Treasurer

MONROE CAPITAL MANAGEMENT
ADVISORS LLC, in its individual capacity and as Agent

By:	/s/ Mark Bohntinsky

Name:	Mark Bohntinsky

Title:	SVP

MC FUNDING USTRS II, LLC
By:

By:	/s/ Joseph Tansey

Name: Joseph Tansey

Title: Authorized Signatory

MC FUNDING, LTD.
By: Monroe Capital Management, LLC, as Collateral Manager

By:	/s/ Mark Bohntinsky

Name:	Mark Bohntinsky

Title:	SVP